UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 15, 2017

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34856	36-4673192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

One Galleria Tower
13355 Noel Road, 22nd Floor Dallas, Texas	75240
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 741-7744

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 15, 2017, The Howard Hughes Corporation (the “Company”) issued and sold an additional $200,000,000 aggregate principal amount of its 5.375% Senior Notes due 2025 (the “Additional Notes”). The terms of the Additional Notes, other than their issue date and issue price, are identical to the terms of the $800,000,000 aggregate principal amount of 5.375% Senior Notes due 2025 previously issued and sold by the Company on March 16, 2017 (the “Existing 2025 Notes” and together with the Additional Notes, the “Notes”). The Additional Notes have the same CUSIP number as the Existing 2025 Notes and trade interchangeably and are fungible with the Existing 2025 Notes. The outstanding aggregate principal amount of the Notes, after the issuance of the Additional Notes, is $1,000,000,000.

The Additional Notes were issued pursuant to an indenture (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee, as supplemented by a first supplemental indenture thereto, dated as of June 15, 2017 (the “First Supplemental Indenture” and, the Base Indenture as supplemented by the Supplemental Indenture, the “Indenture”).

The Notes have not been registered under the Securities Act of 1933 (the “Securities Act”) or the securities laws of any other jurisdiction and were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act or to persons outside the United States under Regulation S of the Securities Act.

The Notes mature on March 15, 2025. Interest accrues on the Notes at a rate of 5.375% per annum from March 16, 2017, and interest is payable semiannually, on March 15 and September 15 of each year. The first interest payment date is September 15, 2017. The Company may redeem all or part of the Notes at any time on or after March 15, 2020 at prices set forth in the Indenture plus accrued and unpaid interest up to, but not including, the redemption date. At any time prior to March 15, 2020, the Company may also redeem up to 35% of the Notes using the proceeds from certain equity offerings. At any time prior to March 15, 2020, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount, plus a “make-whole” premium. If the Company sells certain assets or experiences specific kinds of changes in control, the Company will be required to make an offer to purchase the Notes. If the Company experiences one of the kinds of changes of control triggering events specified in the Indenture, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the date of purchase.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the entire principal amount of the Notes, and the interest accrued on such Notes, to be immediately due and payable.

The foregoing summary of the Base Indenture, as supplemented by the First Supplemental Indenture is qualified in its entirety by reference to the full text of the Indenture, a copy of which is incorporated by reference in  this Current Report on Form 8-K as Exhibit 4.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1

Indenture, dated as of March 16, 2017 by and between The Howard Hughes Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on March 21, 2017).

4.2	Form of 5.375% Senior Notes due 2025 (included in Exhibit 4.1).

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2017

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Peter F. Riley
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
4.1

Indenture, dated as of March 16, 2017 by and between The Howard Hughes Corporation and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on March 21, 2017).

4.2	Form of 5.375% Senior Notes due 2025 (included in Exhibit 4.1).